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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Soliciting Material Pursuant to §240.14a-12
Braun Consulting, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Braun Consulting, Inc.
20 West Kinzie Street, Suite 1600
Chicago, Illinois 60610

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 12, 2002

To the Stockholders of Braun Consulting, Inc.:

        Notice is hereby given that the annual meeting of stockholders (the "Annual Meeting") of Braun Consulting, Inc. (the "Company") will be held at the Company's headquarters, 20 West Kinzie Street, Floor 17, Chicago, Illinois 60610, at 8:30 a.m., Central time, on Wednesday, June 12, 2002, for the following purposes:

  1.
  To elect two directors to the Board of Directors.

  2.
  To approve the Braun Consulting, Inc. 2002 Employee Long Term Stock Investment Plan, as more fully set forth under "Proposal No. 2."

  3.
  To approve the appointment of Deloitte & Touche LLP as independent public accountants for 2002.

  4.
  To transact such other business as may properly come before the Annual Meeting, or any adjournment or adjournments thereof.

        Stockholders of record at the close of business on April 23, 2002, will be entitled to notice of and to vote at the Annual Meeting, or any adjournment or adjournments thereof. You are cordially invited to attend the Annual Meeting in person. Even if you plan to attend the Annual Meeting, you are requested to mark, sign, date and mail promptly the enclosed proxy for which a return envelope is provided.

By Order of the Board of Directors
Gregory A. Ostendorf, Secretary
Chicago, Illinois April 30, 2002

WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND MAIL PROMPTLY THE ENCLOSED PROXY. IF YOU ATTEND THE ANNUAL MEETING, YOU CAN VOTE EITHER IN PERSON OR BY YOUR PROXY.

BRAUN CONSULTING, INC.
20 West Kinzie Street, Suite 1600
Chicago, Illinois 60610

PROXY STATEMENT
SOLICITATION AND REVOCABILITY OF PROXIES

        This Proxy Statement and accompanying proxy card are furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Braun Consulting, Inc., a Delaware corporation ("Braun Consulting" or the "Company"), for use at the annual meeting of stockholders to be held on Wednesday, June 12, 2002, at the Company headquarters, at 20 West Kinzie Street, Floor 17, Chicago, Illinois 60610, at 8:30 a.m., Central time, or at any adjournment or adjournments thereof (such meeting or adjournment(s) thereof referred to as the "Annual Meeting"). Copies of the Proxy Statement and the accompanying proxy card are being mailed to stockholders on or about May 6, 2002.

        In addition to solicitation by mail, solicitation of proxies may be made by personal interview, special letter, telephone or telecopy by regular employees of the Company. Brokerage firms will be requested to forward proxy materials to beneficial owners of shares registered in their names and will be reimbursed for their reasonable expenses. The Company will pay the cost of solicitation of proxies.

        A proxy received by the Board of Directors of the Company may be revoked by the stockholder giving the proxy at any time before it is exercised. A stockholder may revoke a proxy by notification in writing to the Company at 20 West Kinzie Street, Suite 1600, Chicago, Illinois 60610, Attention: Corporate Secretary. A proxy may also be revoked by execution of a proxy bearing a later date or by attendance at the Annual Meeting and voting by ballot. A proxy in the form accompanying this Proxy Statement, when properly executed and returned, will be voted in accordance with the instructions contained therein. A proxy received by management which does not withhold authority to vote or on which no specification has been indicated will be voted FOR the election as directors of the nominees listed therein, FOR the other proposals set forth in this Proxy Statement, and in the discretion of the persons named in the proxy in connection with any other business that may properly come before the Annual Meeting. A majority of the outstanding shares will constitute a quorum at the Annual Meeting. Information regarding the vote required for approval of particular matters is set forth in the discussion of those matters appearing elsewhere in this Proxy Statement. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

COMMON STOCK OUTSTANDING AND PRINCIPAL HOLDERS THEREOF

        The Board of Directors has fixed the close of business on April 23, 2002, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. At that date there were outstanding 20,766,789 shares of common stock, par value $0.001 per share ("Common Stock"), of the Company and the holders thereof will be entitled to one vote for each share of Common Stock held of record by them on that date for each proposal to be presented at the Annual Meeting. A complete list of stockholders entitled to vote at the Annual Meeting will be available at the Company's office at 20 West Kinzie Street, Suite 1600, Chicago, Illinois 60610, during normal business hours for a period of ten days before the Annual Meeting.

        The following table sets forth information with respect to the shares of Common Stock (the only outstanding class of voting securities of the Company) owned of record and beneficially as of April 23, 2002, unless otherwise specified, by (i) all persons known to possess voting or dispositive power over more than 5% of the Common Stock, (ii) each director and named executive officer, and (iii) all directors and executive officers of the Company as a group:

	Amount and Nature of Beneficial Ownership	Percentage of Class
Massachusetts Financial Services Co. (1) 500 Boylston Street Boston, Massachusetts 02116	1,950,510	9.4%
Steven J. Braun (2)	8,680,247	41.8%
James M. Kalustian (3)	430,956	2.1%
Michael J. Evanisko (4)	564,955	2.7%
Paul J. Bascobert (5)	282,788	1.4%
Stephen J. Miller (6)	644,023	3.1%
Norman R. Bobins (7)	11,000	*
William M. Conroy (7)	11,000	*
William H. Inmon (7)	11,000	*
Eric V. Schultz (7)	47,000	*
All directors and executive officers as a group (11 persons)	10,791,612	51.3%

*
Represents less than one percent of the total.

(1)
Based on a filing made with the Securities and Exchange Commission reflecting ownership of Common Stock as of December 31, 2001, Massachusetts Financial Services Company has, with certain other non-reporting entities, sole voting power for 1,750,870 shares and dispositive power for 1,950,510 shares.

(2)
Includes an aggregate of 301,160 shares of Common Stock held in trust for Mr. Braun's children.

(3)
Includes an aggregate of 130,000 shares of Common Stock held by a family limited partnership of which Mr. Kalustian is the general partner, and 73,606 shares of Common Stock issuable upon exercise of outstanding stock options that will become exercisable within 60 days of April 23, 2002.

(4)
Includes 62,474 shares of Common Stock issuable upon exercise of outstanding stock options that will become exercisable within 60 days of April 23, 2002.

(5)
Includes 25,382 shares of Common Stock issuable upon exercise of outstanding stock options that will become exercisable within 60 days of April 23, 2002.

(6)
Mr. Miller held the position of Executive Vice President until resigning from that position effective January 31, 2002. Mr. Miller also served as a Director of the Company until resigning effective February 15, 2002. The number of shares of Common Stock is as of February 15, 2002, and includes an aggregate of 6,000 shares of Common Stock held in trust for Mr. Miller's children.

(7)
Includes 11,000 shares of Common Stock issuable upon exercise of outstanding stock options that will become exercisable within 60 days of April 23, 2002.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock. Based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during 2001 all its directors and executive officers complied on a timely basis with all applicable filing requirements under Section 16(a) of the Exchange Act.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

General

        The Board of Directors consists of seven directors divided into three classes, denominated Class I, Class II and Class III. Members of each class hold office for three-year terms, which are staggered. Messrs. Braun and Inmon are Class III directors whose terms expire at the Annual Meeting and who are nominees for director. Mr. Steven J. Miller resigned as a Class III director, effective February 15, 2002. Messrs. Evanisko, Kalustian and Schultz are Class I directors whose terms expire at the 2003 annual meeting of stockholders. Messrs. Bobins and Conroy are Class II directors whose terms expire at the 2004 annual meeting of stockholders. The employment agreements for Messrs. Evanisko and Kalustian provide for their nominations as our directors.

        Two directors, Messrs. Braun and Inmon, are nominated for election at the Annual Meeting. Each nominee is currently a director of the Company. The persons named as proxy holders in the accompanying proxy intend to vote each properly signed and submitted proxy FOR the election as a director of each of the persons named as a nominee below under "Nominees for Director" unless authority to vote in the election of directors is withheld on such proxy. The directors will be elected to hold office until the 2005 annual meeting of stockholders or until their successors are elected and qualified. If, for any reason, at the time of the election one or more of the nominees should be unable to serve, the proxy will be voted for a substitute nominee or nominees selected by the Board of Directors. In accordance with the Company's Bylaws, the directors will be elected by a plurality of votes cast at the Annual Meeting. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election.

  The Company recommends voting "For" the nominees.

        The following table sets forth, as of April 23, 2002, the name, age and principal position of each director:

Name	Age	Position
Nominees for Director:
Steven J. Braun	42	President, Chief Executive Officer and Chairman of the Board of Directors
William H. Inmon	56	Director (1)
Directors Whose Terms Expire at the 2003 Annual Meeting:
Michael J. Evanisko	52	Executive Vice President and Director
James M. Kalustian	41	Chief Operating Officer, Executive Vice President and Director
Eric V. Schultz	40	Director (1) (2)
Directors Whose Terms Expire at the 2004 Annual Meeting:
Norman R. Bobins	59	Director (1) (2)
William M. Conroy	42	Director

(1)
Member of Audit Committee.

(2)
Member of Compensation Committee.

        Steven J. Braun.    Mr. Braun founded the Company in 1990 and has served as President, Chief Executive Officer and Chairman of the Board of Directors since the Company's inception. Mr. Braun began his entrepreneurial activities in 1985 when he co-founded Shepro Braun Consulting, a professional services practice dedicated to business and information technology solutions. Mr. Braun joined Price Waterhouse LLP in 1982 as a consultant after he earned an A.B. from Harvard College.

        William H. Inmon.    Mr. Inmon was appointed as an independent director of the Company in August 1999. Mr. Inmon is currently a partner in BillInmon.com. From 1995 to 2000, Mr. Inmon served as Chief Technology Officer of Ambeo, Inc. From 1990 to 1996, Mr. Inmon served as Executive Vice President and as a director of Prism Solutions, Inc.

        Michael J. Evanisko.    Mr. Evanisko has served as an Executive Vice President and a director since May 1999. Mr. Evanisko was a founder and President of Vertex Partners, Inc. Prior to co-founding Vertex Partners, Inc. in 1994, Mr. Evanisko was a founder and Vice President in Corporate Decisions, Inc., a strategic consulting firm, from 1983 to 1993. Mr. Evanisko was a consultant and manager at Bain & Co. from 1980 to 1983. In addition to his consulting career, Mr. Evanisko served as Chairman of Digitrace Care Services, Inc. from 1990 to 1996, and has served as Chairman of Adheris, Inc. from 1993 to the present. Mr. Evanisko has a B.A. and an M.P.A. from Pennsylvania State University, and an M.A. and an M.Phil. from Yale University.

        James M. Kalustian.    Mr. Kalustian is Chief Operating Officer, an Executive Vice President, and a director of the Company. Prior to assuming the role of COO in January 2002, Mr. Kalustian had served as an Executive Vice President and a director since May 1999. Mr. Kalustian was a founder and Vice President of Vertex Partners, Inc. Prior to co-founding Vertex Partners, Inc. in 1994, Mr. Kalustian was a Manager at Corporate Decisions, Inc. from 1989 to 1994. Mr. Kalustian served in various marketing positions from 1982 to 1989 for Raytheon Company, W.R. Grace & Co. and Canada Dry. Mr. Kalustian has an A.B. from Harvard College, and an M.B.A. from Northwestern University.

        Eric V. Schultz.    Mr. Schultz was appointed as an independent director of the Company in August 1999. Mr. Schultz is currently serving as Chairman and CEO of Wireless Knowledge, a subsidiary of QUALCOMM Incorporated, and has been with Wireless Knowledge since December 1999. Prior to joining Wireless Knowledge, Mr. Schultz served as Director of Wireless Strategy and Sales in the Commerce and Consumer Group of Microsoft Corporation from 1998 to 1999. From 1989 to 1998, Mr. Schultz served as CEO and a director of The MESA Group, Inc.

        Norman R. Bobins.    Mr. Bobins was appointed as an independent director of the Company in August 1999. Mr. Bobins is President and CEO of ABN AMRO North America, as well as President and CEO of LaSalle Bank National Association, a subsidiary of ABN AMRO North America. Mr. Bobins has served in various capacities at LaSalle Bank National Association or its predecessors since April 1981. Mr. Bobins also currently serves as a director of ABN AMRO Bank Canada, Standard Federal Bancorporation, Inc., and Michigan National Bank, subsidiaries of ABN AMRO North America, CenterPoint Properties Trust, RREEF America REIT II, Inc. and Transco, Inc.

        William M. Conroy.    Mr. Conroy was appointed as an independent director of the Company in August 1999. Mr. Conroy is a partner with Insight Capital Group, a global private equity firm, and served as President and Chief Operating Officer of Click Commerce from September 2001 to April 2002. Prior to joining Insight and Click Commerce, Mr. Conroy served as Executive Vice President and COO of TenFold Corporation. Mr. Conroy was with TenFold Corporation from November 1997 to August 2000. Prior to joining TenFold Corporation, Mr. Conroy served in various capacities at Oracle Corporation from 1986 to 1997. Mr. Conroy was Area Vice President of Oracle Corporation from 1990 to 1995, and was Group Vice President from 1996 to 1997. Mr. Conroy also serves as a director of IKANO Communications.

Meetings and Committees of the Board of Directors

        The Board of Directors has an Audit Committee and a Compensation Committee, the members of which are independent as defined by the NASD listing standards. The Audit Committee, composed of Norman R. Bobins, Eric V. Schultz and William H. Inmon, met three times in 2001. The Board of Directors adopted an Audit Committee Charter effective June 2000. The Audit Committee's responsibilities are to: (1) recommend to the Board of Directors the independent auditors to be retained; (2) evaluate, together with the Board and management, the performance of the independent auditors; (3) obtain annually from the independent auditors a formal written statement describing all relationships between the auditors and the Company, consistent with Independence Standards Board Standard No. 1; (4) review the audited financial statements and discuss them with management and the independent auditors; (5) issue annually a report to be included in the Company's proxy statement as required by the rules of the Securities and Exchange Commission; (6) oversee internal audit activities and the relationship with the independent auditors; and (7) discuss with management and/or the Company's general counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company's financial statements, and any material reports or inquiries from regulatory or governmental agencies.

        The Compensation Committee, composed of Norman R. Bobins and Eric V. Schultz, held two meetings during the last fiscal year. The Compensation Committee sets the compensation of the Chief Executive Officer and approves the compensation of the Company's executive officers. The Compensation Committee also administers the 1998 Employee Long Term Stock Investment Plan, the 1998 Executive Long Term Stock Investment Plan and the 1995 Director Stock Option Plan. The Board does not have a standing nominating committee or other committee performing a similar function.

        During 2001, the Board of Directors acted by meeting or unanimous written consent on seven occasions. During 2001, all members of the Board of Directors, except Mr. Inmon, attended at least 75% of the total of all Board meetings and applicable committee meetings. Directors who are also employees of the Company receive no additional compensation for their services as directors. Directors who are not employees of the Company receive a $1,000 fee for attendance in person at meetings of the Board or committees of the Board and are reimbursed for travel expenses and other out-of-pocket costs incurred in connection with their attendance at such meetings. Non-employee directors receive stock options as an additional component of compensation pursuant to the 1999 Independent Director Long Term Stock Investment Plan. Directors who are employees of the Company are eligible to participate in the Company's 1998 Employee Long Term Stock Investment Plan, 1998 Executive Long Term Stock Investment Plan and 1995 Director Stock Option Plan.

Executive Officers

        The following table sets forth, as of April 23, 2002, the names, ages and positions of the persons who are not directors and who are executive officers of the Company:

Name	Age	Position
Paul J. Bascobert	38	Executive Vice President
Thomas A. Schuler	40	Senior Vice President of Corporate Development and Investor Relations
Gregory A. Ostendorf	47	General Counsel and Secretary

        Paul J. Bascobert.    Mr. Bascobert is Executive Vice President of Sales and Marketing, and has been with the Company since May 1999. Mr. Bascobert was a Vice President and founding member of Vertex Partners, Inc. Prior to joining Vertex Partners, Inc. in 1994, Mr. Bascobert was with Corporate Decisions, Inc. from 1992 to 1994. Mr. Bascobert held the position of systems engineer for General Motors and Whirlpool Corporation from 1982 to 1990. Mr. Bascobert has a B.S.E.E. from Kettering University, and an M.B.A. from the University of Pennsylvania.

        Thomas A. Schuler.    Mr. Schuler is Senior Vice President of Corporate Development and Investor Relations, and has been with the Company since November 1998. Prior to joining the Company, Mr. Schuler was Vice President of Development for Professional Dental Associates from 1997 to 1998. Prior to joining Professional Dental Associates, Mr. Schuler was employed by Oxford Resources as Senior Vice President of Funding, from 1995 to 1996. From 1984 to 1995, Mr. Schuler held various investment banking positions for State Street Bank, Blalack-Loop and Lehman Brothers. Mr. Schuler has an A.B. from Harvard College, and an M.B.A. from the University of California at Los Angeles.

        Gregory A. Ostendorf.    Mr. Ostendorf has served as General Counsel since August 1996 and Secretary since October 1996. Prior to joining the Company, Mr. Ostendorf was a partner in the law firm of Cage, Hill & Niehaus from 1988 to 1996. Mr. Ostendorf has a B.S. from Western Kentucky University, and a J.D. from Indiana University.

        Except for Messrs. Evanisko, Kalustian and Bascobert, each of whom has an employment agreement, the executive officers of the Company are appointed annually by, and serve at the discretion of, the Board of Directors. Mr. Ostendorf is the brother-in-law of Mr. Braun. There are no other family relationships between any of the Company's directors or executive officers. See "Employment Agreements."

Certain Relationships and Related Transactions

        In November 2000, the Company made an unsecured loan to Mr. Bascobert in the amount of $724,466 in connection with his relocation from Boston to New York. The loan bore interest at the rate of 8.0%. In January 2001, Mr. Bascobert repaid $520,949 of the principal of the loan, plus the accrued interest to date. In April 2001, Mr. Bascobert repaid the remaining balance of the loan plus accrued interest.

Audit Committee Report

        The Board of Directors has determined that Messrs. Bobins, Inmon and Schultz are "independent" as defined by the NASD listing standards. The audit committee is governed by a written charter approved by the Board of Directors.

        The Audit Committee has reviewed and discussed the audited financial statements with management. In addition, the Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU § 380), as amended by Statements on Auditing Standards, Nos. 89 and 90, and has received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee also discussed with the independent auditors their independence.

        The Committee meets with the independent auditors, without management present when appropriate, to discuss the results of their quarterly reviews and annual examination, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

        Based on the Audit Committee's review and discussion as set forth above, it recommended to the Board of Directors that the audited financial statements of the Company be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

MEMBERS OF THE COMMITTEE Norman R. Bobins William H. Inmon Eric V. Schultz

Compensation Committee Report

        The Compensation Committee of the Board of Directors of the Company (the "Committee") is responsible for establishing the level of base salary payable and for approving any individual incentive program to be in effect for the Chief Executive Officer. The Chief Executive Officer has the authority to establish the level of base salary payable and for approving the incentive programs to be in effect each fiscal year for all other employees of the Company, including the executive officers, subject to approval of the Committee.

        General Compensation Policy.    The Company's fundamental compensation philosophy is to offer senior management competitive compensation opportunities based upon the Company's performance and the individual's personal performance. All employees, including senior management, are evaluated on a measure of contribution to the Company and achievement of other objectives. The percentage of total cash compensation in cash incentives and bonuses is typically much higher for members of senior management than for other employees. The compensation packages of most members of senior management consist of (a) base salary, (b) cash incentives or bonus, and (c) long-term stock-based incentive awards.

        Base Salary.    The base salaries of senior management, including the executive officers, are set on the basis of salary levels of comparable positions at organizations that compete with the Company for management talent and individual personal performance. Information relative to comparable salary levels is garnered from a number of sources, including market compensation studies from established compensation consultants.

        Cash Incentives.    Each member of senior management, including the executive officers, but excluding the Chief Executive Officer, has an established cash incentive or bonus target. The actual payment of cash incentives or bonuses is determined on the basis of the degree of achievement of certain Company performance and individual personal performance goals set prior to the beginning of each fiscal year. The nature of the cash incentive target, the nature of the goals, and the timing of the payment of awards vary based upon the responsibilities of the particular member of the senior management team.

        Long Term Incentive Compensation.    Option grants are typically made (a) on an annual basis to employees based on their contribution and performance during the fiscal year, and (b) to certain experienced new hires. Generally, the size of the grants are set at levels the Committee deems appropriate to create meaningful opportunity for stock ownership, and are based on the individual's responsibilities and performance, and the total number of option shares.

        Chief Executive Officer Compensation.    The annual base salary for Mr. Braun, the Chief Executive Officer of the Company, was established by the Board of Directors in 1995, and has not been adjusted since that time, other than Mr. Braun's temporary and voluntary 20% salary reduction beginning in October 2001. Mr. Braun did not have a bonus program in fiscal year 2001, and he does not have a bonus program in fiscal year 2002. No option grants were made to Mr. Braun in fiscal 2001 and there are no option grants to Mr. Braun contemplated in fiscal year 2002.

MEMBERS OF THE COMMITTEE Norman R. Bobins Eric V. Schultz

Compensation Committee Interlocks and Insider Participation

        Messrs. Bobins and Schultz serve as the members of the Compensation Committee. Neither of these two directors have at any time been an officer or employee of the Company, nor does either of these directors serve as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

Executive Compensation

        The following table sets forth certain summary information concerning the compensation earned during 2001, 2000 and 1999 by the Company's President and Chief Executive Officer and the four other most highly compensated officers. We use the term "named executive officers" to refer to these people in this proxy statement. The table excludes certain perquisites and other personal benefits received by a named executive officer that do not exceed the lesser of $50,000 or 10% of any such officer's salary and bonus disclosed in the table.

Summary Compensation Table

Long-Term Compensation Awards
Annual Compensation
Name and Principal Position				Securities Underlying Options	All Other Compensation(1)
	Year	Salary	Bonus
		($)	($)	#	($)
Steven J. Braun President and Chief Executive Officer	2001 2000 1999	$316,666 333,333 333,333	— — —	— — —	$2,625 2,625 2,400
James M. Kalustian Chief Operating Officer and Executive Vice President	2001 2000 1999	280,000 250,000 231,667	$120,788 100,000 100,000	— — 45,374	2,625 2,760 1,600
Michael J. Evanisko Executive Vice President	2001 2000 1999	328,750 300,000 278,333	149,008 232,000 150,000	— — 62,899	3,191 3,191 1,159	(2)
Paul J. Bascobert Executive Vice President	2001 2000 1999	292,500 225,000 205,000	87,250 62,000 50,000	— — 21,527	2,367 1,219 1,600
Stephen J. Miller (3) Executive Vice President	2001 2000 1999	250,000 250,000 250,000	10,395 65,625 42,650	— — —	1,875 1,896 3,325

(1)
Represents only Retirement Savings Plan matching contributions by the Company, unless otherwise noted.

(2)
Amount was reduced by $441 to reflect an overpayment in 1998.

(3)
Mr. Miller held the position of Executive Vice President until resigning from that position effective January 31, 2002. Mr. Miller also served as a Director of the Company until resigning effective February 15, 2002.

Option Grants In 2001

        The Company made no option grants to any of the named executive officers during 2001.

        The following table sets forth information with respect to exercises of options by the named executive officers during 2001 pursuant to the 1998 Employee Long Term Stock Investment Plan and the 1998 Executive Long Term Stock Investment Plan, and information with respect to unexercised options to purchase Common Stock held by them at December 31, 2001.

Aggregated Option Exercises in 2001 and Year-End 2001 Option Values

			Number of Securities Underlying Unexercised Options Held at December 31, 2001
	Number of Shares Acquired on Exercise				Value of Unexercised In-the-Money Options at December 31, 2001(1)
Name		Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Steven J. Braun	—	—	—	—	—	—
James M. Kalustian	—	—	22,262	11,769	—	—
Michael J. Evanisko	—	—	46,749	16,150	—	—
Paul J. Bascobert	5,383	$23,008	—	5,809	—	—
Stephen J. Miller	—	—	—	—	—	—

(1)
Calculated based on the fair market value of the Common Stock at December 31, 2001, of $3.55, less the per share exercise price, multiplied by the number of shares of Common Stock underlying the options.

Performance Graph

        The following performance graph compares the cumulative total stockholder return on the Common Stock to the cumulative total returns of the Russell 2000 Index and the Company's peer group since the date the Common Stock began trading on the Nasdaq National Market (August 10, 1999). The graph assumes that the value of the investment in the Common Stock and each index was $100 as of August 10, 1999, and that all dividends were reinvested on a quarterly basis.

Company/Index	8/10/99	12/31/99	12/31/00	12/31/01
BRNC	100	1,012.39	52.21	50.27
RUSSELL 2000	100	119.38	114.36	115.53
PEER GROUP AVERAGE(1)	100	371.09	59.02	36.80

(1)
The Company's 2001 peer group consists of the following companies: AnswerThink, Inc., DiamondCluster International, Inc., Sapient Corporation, Tanning Technology Corporation, and Viant Corporation.

Employment Agreements

        The Company has entered into employment agreements with Messrs. Evanisko, Kalustian and Bascobert. Each of the agreements for Messrs. Evanisko, Kalustian and Bascobert had a three-year term, expiring on April 30, 2002, with each agreement automatically renewing for an additional year unless terminated not less than 60 days prior to expiration. Currently, the agreements expire on April 30, 2003. The agreements for Messrs. Evanisko and Kalustian provide for their nomination as directors.

        The Company can terminate any of the employment agreements (1) for cause, (2) on the executive's death or (3) on the executive's permanent disability. All of the agreements define cause as the executive's material gross negligence or willful misconduct, final conviction of a felony, involvement in a conflict of interest or material breach of the material provisions of the agreements. In addition, the agreements with Messrs. Evanisko, Kalustian and Bascobert define cause to include the executive's knowing violations of the Company's policies or standards of conduct. the Company also can terminate the agreements with Messrs. Evanisko, Kalustian and Bascobert without cause on 60 days prior written notice. Each of Messrs. Evanisko, Kalustian and Bascobert can terminate his agreement for good reason or on 60 days prior written notice. Their agreements define good reason as a material breach of the agreements by the Company or a material change in the location of employment, the executive's reporting relationship or the nature or scope of the executive's duties.

        Under the agreements with Messrs. Evanisko, Kalustian and Bascobert, in the case of an involuntary termination, the executive continues to receive his base salary for one to two years depending on the remaining term under his agreement and how long he has worked for the Company. However, if the involuntary termination occurs after a change of control of the Company, the executive shall receive his base salary for the remainder of the term.

        Under the agreements for Messrs. Evanisko, Kalustian and Bascobert, in the event of a termination of employment by the Company or by the executive for good reason, 75% of the unvested portion of the executive's options vest immediately, and any remaining unexercised options terminate on the date of termination of employment. In the event of a termination of employment on any other terms, the unexercised portion of the options terminates on the date of the termination of employment.

        All of the agreements define involuntary termination as the termination of employment by the Company, prior to the expiration of the term and on the required prior written notice, for any reason other than for cause, the executive's death or permanent disability. The agreements also state that a change of control occurs when (1) the Company merges with another entity and is not the surviving entity, sells all or substantially all of its assets or is dissolved, (2) a person other than Steven J. Braun or his family becomes the beneficial owner of at least 51% of the voting stock of the Company or (3) the members of the Board of Directors of the Company on the date that the Company becomes a public company, or those new directors approved by the vote of at least 80% of such incumbent directors, cease to constitute at least a majority of the Board.

        The agreements for Messrs. Evanisko, Kalustian and Bascobert contain standard provisions regarding confidentiality, non-solicitation, non-competition and the Company's ownership of works of authorship prepared in the scope of the executive's employment with the Company.

PROPOSAL NO. 2—APPROVAL OF THE BRAUN CONSULTING, INC.
2002 EMPLOYEE LONG TERM STOCK INVESTMENT PLAN

        The Board of Directors believes that the Braun Consulting, Inc. 2002 Employee Long Term Stock Investment Plan (the "Plan") is an important way to promote the interests of the Company by providing employees with the opportunity to acquire a proprietary interest in the Company. Therefore, the Board of Directors has approved the Plan and directed that the Plan be submitted to the stockholders for approval. The description of the Plan contained herein is qualified in its entirety by reference to the copy of the Plan attached as Exhibit A to this Proxy Statement.

Plan Description

        General.    The Plan is intended to benefit the Company and its subsidiaries through the maintenance and development of its management by offering certain employees of the Company and its subsidiaries an opportunity to acquire a proprietary interest in the Company and is intended to advance the best interests of the Company by providing such persons with additional incentive by increasing their proprietary interest in the success of the Company and its subsidiaries.

        Administration.    The Plan shall be administered by the Compensation Committee of the Board of Directors or by another committee designated by the Board of Directors to administer the Plan from time to time (the "Committee"). To the extent required by law or deemed appropriate by the Board of Directors, the Committee will be constituted to comply with the "non-employee director" requirements of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and the "outside director" requirements of Section 162(m) of the Internal Revenue Code. The Committee has the authority to determine the employees to whom options will be granted, the time or times when options will be granted, the number of shares for which options are granted, the time or times when options will become vested, and the performance and other conditions of options. The Committee has full authority to interpret and construe any provision of the Plan, to adopt, amend and rescind any rules deemed desirable and appropriate for administering the Plan and not inconsistent with the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.

        Eligibility.    All employees of the Company or its subsidiaries, and any person who is a party to a written consulting agreement with the Company or any of its subsidiaries, as determined by the Committee, are eligible to participate in the Plan. Option grants to eligible individuals are made by the Committee in its discretion.

        Options.    The aggregate number of shares of Common Stock that may be issued pursuant to options granted under the Plan is 700,000. Shares may be treasury shares or authorized but unissued shares. Any shares allocable to the unexercised portion of an option grant that expires or is terminated or cancelled will again be available for grant in an option under the Plan. Each option granted under the Plan shall be embodied in a written agreement, which shall be subject to the terms and conditions of the Plan. The maximum number of shares for which options can be granted to any individual in any given year is 200,000.

        The Committee may grant from time to time to such eligible individuals an option or options to buy a stated number of shares of Common Stock under the terms and conditions of the Plan and the stock option agreement. Options granted under the Plan may, in the discretion of the Committee, be either incentive stock options as defined in Section 422 of the Code, or non-qualified stock options. No options shall be granted under the Plan subsequent to April 23, 2010. The only options under the Plan which may be granted are those which either (i) are granted after adoption of the Plan and are conditioned upon approval of the Plan by the stockholders of the Company within twelve months of such adoption or (ii) are granted after both adoption of the Plan and approval thereof by the stockholders of the Company within twelve (12) months after the date of such adoption.

        Option Price.    The price at which shares may be purchased pursuant to an option under the Plan shall be not less than the fair market value of the shares on the date the option is granted, and the Committee in its discretion may provide that the price at which shares may be so purchased shall be more than such fair market value. For purposes of the Plan, the "fair market value" of the shares shall be (a) if the shares are not publicly traded, the price as established by the Board of Directors and/or the Committee; and (b) if the shares are publicly traded, the mean of the highest and lowest selling prices of the Common Stock as reported in The Wall Street Journal for the last trading day before the date as of which such fair market value is to be determined. On April 23, 2002, the market value of the Company's Common Stock was $3.79 per share.

        Duration of Options.    No option under that Plan shall be exercisable after the expiration of fifty-four (54) months from the date the option is granted, and an option under the Plan will expire immediately following the last day on which the option is exercisable, pursuant to the Plan or any decision of the Committee as provided in the Plan.

        Amount Exercisable.    The Committee in its discretion may provide that an option shall be exercisable throughout the term of the option or during any lesser period of time commencing on the date of grant of the option and ending upon or before the expiration of the term of the option. Each option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the option may be exercised at a particular time and to such other conditions as the Committee in its discretion may specify upon granting the option.

        Transferability of Options.    Options shall not be transferable by the optionee other than by will or under the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined in the Internal Revenue Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. The Committee may grant options that are transferable without payment of consideration, to immediate family members of the optionee or to trusts or partnerships for such family members.

        Termination of Employment of Optionee.    Except as may be otherwise provided in the Plan, options shall terminate on such date as shall be selected by the Committee in its discretion and specified in the option agreement. If an optionee is an employee of the Company or a subsidiary of the Company at the time an option is granted, and, before the date of expiration of the option, an employment relationship with either the Company or its subsidiary is severed, for any reason (except as otherwise provided in the Plan), the option shall terminate immediately upon severance of the employment relationship. The Committee shall determine whether authorized leave of absence, or absence on military or government service, shall constitute severance of an employment relationship with the Company or a subsidiary and an optionee, at the time thereof. The Committee is permitted, in its discretion, to grant to any employee an option which is an incentive stock option or a non-qualified stock option with a provision that the option shall continue in full force and effect as a non-qualified stock option with no modification of the option price, if the person's status with the Company or its subsidiary changes, but such person continues as a director or consultant of the Company. In the event of an optionee's death or permanent disability, the option shall remain exercisable by the optionee to the extent then exercisable for a period of one (1) year from the date of the optionee's death or disability.

        Change in the Company's Capital Structure.    The existence of outstanding options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. In any event of any change in the outstanding Common Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Committee shall appropriately adjust the number of shares of Common Stock which may be issued under the Plan, the number of shares of Common Stock subject to options theretofore granted under the Plan, the option price of options theretofore granted under the Plan, and any and all other matters deemed appropriate by the Committee.

        Termination and Amendment of the Plan.    The Board of Directors and/or the Committee may, without further action by the stockholders and without receiving further consideration from the participants, amend the Plan, or condition or modify awards under the Plan, in response to changes in securities or other laws or rules, regulations or regulatory interpretations thereof applicable to the Plan or to comply with stock exchange rules or requirements. The Board of Directors and/or the Committee may at any time and from time to time terminate or modify or amend the Plan in any respect, except that without stockholder approval the Board and/or Committee may not (i) increase the maximum number of shares of Common Stock which may be issued under the Plan, other than increases pursuant provision of the Plan, (ii) extend the term of the Plan, or (iii) reduce the exercise price of any outstanding option or cancel any option in exchange for issuance of a replacement option having a lower exercise price.

Plan Benefits

        No grants have been made under the Plan by the Committee, and the grants to be made in the future under the Plan by the Committee are not determined at this time.

Federal Income Tax Consequences

        The tax consequences arising in connection with options are complex and subject to change. The following summary is only a general guide to the current federal income tax consequences of options granted under the Plan and does not describe all such possible tax consequences. In addition, an optionee's particular situation may be such that some variation of the general rules is applicable. For example, the following summary does not describe the tax consequences of certain transactions, such as if shares of the Company are used to exercise an option, if shares acquired by exercise of an option are sold to certain related parties, or if the optionee acquires substantially identical shares within the 30-day period before or after a sale of shares acquired upon exercise of an option. Optionees should consult their own tax advisors prior to the exercise of any option and prior to the disposition of any shares acquired under the Plan.

        Tax Consequences to Optionee of Incentive Stock Options ("ISOs").    An optionee does not realize taxable income when an ISO is granted, and does not realize taxable income for regular tax purposes when the ISO is exercised. However, the amount of ordinary income the optionee would have recognized had the ISO been a non-qualified stock option ("NSO") is an adjustment in computing the optionee's alternative minimum taxable income and may be subject to the alternative minimum tax in the taxable year of the "determination date." In general, an optionee who disposes of shares acquired upon exercise of an ISO more than two years after the option was granted and after holding the shares for more than one year recognizes taxable long-term capital gain (or loss) equal to the difference between the sale price and the exercise price of the shares. Federal income tax law currently provides generally for a maximum 20% rate for capital gains where the holding period is more than one year. If the optionee disposes of the shares in a disqualifying disposition (that is, either or both of these holding periods are not satisfied), then the optionee will have ordinary income at the time of disposition equal to the lesser of (a) the amount of ordinary income the optionee would have recognized on the "determination date" had the option been an NSO (see the discussion below) or (b) the gain realized on the disposition. Any additional gain or any loss is a capital gain or loss.

        Alternative Minimum Tax.    Alternative minimum taxable income is subject to a tax which must be paid to the extent such tax exceeds the regular tax for the year. An optionee may be entitled to an alternative minimum tax credit which may, subject to certain limitations, be applied against the optionee's regular tax in subsequent years. For regular tax purposes, the basis of the shares will generally be the aggregate price paid for the shares. For alternative minimum tax purposes, however, the basis of such shares will generally be the fair market value of the shares on the date the alternative minimum taxable income is determined.

        Tax Consequences to Optionee of NSOs.    An optionee does not realize taxable income when an NSO is granted. Upon the exercise of an NSO, the optionee recognizes ordinary income on the "determination date" (defined below) equal to the excess of the fair market value on the determination date of the shares acquired over the price paid to acquire such shares. Such income generally is subject to withholding of taxes. In general, upon the disposition of the shares, any gain or loss, based on the difference between the amount realized and the fair market value of the shares on the determination date, will be taxed as a long-term capital gain or loss if the optionee held the shares for more than one year or a short-term capital gain or loss if the optionee held the shares for one year or less.

        Determination Date.    Generally, the "determination date" is the date on which the shares are acquired. If the option agreement permits the purchase of unvested shares, the determination date for unvested shares is the date on which the shares vest. However, if the determination date is after the date on which the shares are acquired, the optionee may elect, under Section 83(b) of the Internal Revenue Code (the "Code"), to have the exercise date be the determination date by filing an election with the Internal Revenue Service not later than 30 days after the date the shares are acquired.

        Tax Consequences to the Company.    The Company is generally entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of a disqualifying disposition of an ISO or the exercise of an NSO, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

        Other Taxes.    The above discussion is only a summary of certain aspects of the highly complex federal income tax rules applicable to options and does not deal with other taxes which may affect an optionee, such as state and local income taxes, federal and state estate, gift and inheritance taxes and taxes of countries other than the United States of America. Each optionee should obtain and must rely on the advice of his or her own tax advisor with respect to such matters.

Equity Compensation Plan Disclosures

        The following table provides information about our Common Stock that may be issued upon the exercise of options under all of our existing equity compensation plans as of April 23, 2002, including the Braun Consulting, Inc. 1995 Stock Option Plan for Directors, the Braun Consulting, Inc. 1998 Employee Long Term Stock Investment Plan, the Braun Consulting, Inc. 1998 Executive Long Term Investment Plan, the Braun Consulting, Inc. 1999 Independent Director Stock Option Plan, and the Non Qualified Stock Option Plan of ETCI.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights		(b) Weighted average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in columns (a))		(d) Total of securities reflected in columns (a) and (c)
Equity compensation plans approved by stockholders	3,114,740	(1)(2)	$5.09	629,689	(3)	3,744,429
Equity compensation plans not approved by stockholders	—		—	—		—

Total	3,114,740			629,689		3,744,429

(1)
Comprised of shares of Common Stock for outstanding options issued in the Braun Consulting, Inc. 1995 Stock Option Plan for Directors—1,000 shares; the Braun Consulting, Inc. 1998 Executive Long Term Investment Plan—324,996 shares; the Braun Consulting, Inc. 1999 Independent Director Stock Option Plan—48,000 shares; the Non Qualified Stock Option Plan of ETCI—3,623 shares; and the Braun Consulting, Inc. 1998 Employee Long Term Stock Investment Plan—2,737,121 shares.

(2)
The weighted average life of the securities is 6.62 years.

(3)
Comprised of shares of Common Stock available for option grants in the Braun Consulting, Inc. 1995 Stock Option Plan for Directors—130,574 shares; the Braun Consulting, Inc. 1998 Executive Long Term Investment Plan—52,907 shares; the Braun Consulting, Inc. 1999 Independent Director Stock Option Plan—52,000 shares; and the Braun Consulting, Inc. 1998 Employee Long Term Stock Investment Plan. With respect to the Braun Consulting, Inc. 1998 Employee Long Term Stock Investment Plan, at any point of time during the life of the plan, the total amount of the common stock with respect to which options may be granted under this plan shall not exceed the greater of (a) 2,000,000 shares or (b) twenty percent (20%) of the number of shares of Common Stock then issued and outstanding. Under the Braun Consulting, Inc. 1998 Employee Long Term Stock Investment Plan, 1,022,028 shares have been issued pursuant to option exercises. On that basis, the Braun Consulting, Inc. 1998 Employee Long Term Stock Investment Plan is estimated to have 394,208 shares available for future issuance.

  The Company recommends voting "For" Proposal No. 2.

PROPOSAL NO. 3—APPROVAL OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors, upon recommendation of its Audit Committee, has approved and recommends the appointment of Deloitte & Touche LLP as independent public accountants to conduct an audit of the Company's financial statements for the year 2002. This firm has acted as independent public accountants for the Company since May 1998.

        Members of Deloitte & Touche LLP will attend the Annual Meeting and will be available to respond to questions that may be asked by stockholders. Such members will also have an opportunity to make a statement at the Annual Meeting if they desire to do so.

        The Board of Directors recommends that stockholders approve the appointment of Deloitte & Touche LLP as the Company's independent public accountants. The approval of the appointment of independent public accountants requires the affirmative vote of a majority of the outstanding shares present in person or by proxy and entitled to vote on the matter. Uninstructed shares of Common Stock may be voted on Proposal No. 3. For purposes of Proposal No. 3, abstentions will have the effect of votes against the proposal and broker non-votes will have no impact on the vote.

  The Company recommends voting "For" Proposal No. 3.

Relationship with Independent Auditors

        The firm of Deloitte & Touche LLP has served as the Company's independent auditors since 1998 and was our independent auditor for 2001. As stated in Proposal No. 3, the Board of Directors recommends the appointment of Deloitte & Touche LLP to serve as the Company's independent auditors for 2002.

Audit Fees

        The aggregate fees billed or to be billed by Deloitte & Touche LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the fiscal year were $168,000.

Financial Information Systems Design and Implementation Fees

        Deloitte & Touche LLP rendered no professional services to the Company for information technology related to financial information systems design and implementation for the fiscal year ended December 31, 2001.

All Other Fees

        The aggregate fees billed or to be billed by Deloitte & Touche LLP for services rendered to the Company, other than the services described above under "Audit Fees," for the fiscal year ended December 31, 2001 were $25,000, including audit related services of approximately $9,000 and non-audit services of $16,000. Audit related services included fees for the audit of the financial statements of the Company's Retirement Savings Plan for the fiscal year ended December 31, 2001. Non-audit services included fees for tax consultations. The Audit Committee has considered whether the provisions of non-audit services by Deloitte & Touche LLP is compatible with maintaining auditor independence and has determined that auditor independence has not been compromised.

PROPOSALS, NOMINATIONS AND OTHER BUSINESS FOR NEXT ANNUAL MEETING

        The Board of Directors knows of no other matters than those described above which are likely to come before the Annual Meeting. If any other matters properly come before the Annual Meeting, persons named in the accompanying form of proxy intend to vote such proxy in accordance with their best judgment on such matters.

        The Company anticipates holding its 2003 annual meeting of shareholders on or about June 4, 2003. Accordingly, any proposals of holders of Common Stock of the Company intended to be presented at the annual meeting of stockholders of the Company to be held in 2003 must be received by the Company, addressed to the Secretary of the Company, 20 West Kinzie Street, Suite 1600, Chicago, Illinois 60610, no later than January 1, 2003, to be included in the proxy statement relating to that meeting.

        Any holder of Common Stock of the Company desiring to bring business before the 2003 annual meeting of stockholders in a form other than a stockholder proposal in accordance with the preceding paragraph must give written notice that is received by the Company, addressed to the Secretary of the Company, 20 West Kinzie Street, Suite 1600, Chicago, Illinois 60610, within the period set forth in the provisions of the Company's Bylaws summarized below. The written notice must comply with the provisions of the Company's Bylaws summarized below.

        The Company's Bylaws provide that, for business to be properly brought before a stockholder meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not more than 90 days and not less than 60 days before the first anniversary of the previous year's annual meeting; provided, however, that if no annual meeting of stockholders was held in the previous year or if the date of the annual meeting is advanced by more than 30 days before, or delayed by more than 60 days after, such anniversary date, or if the election of directors is to occur at a special meeting of stockholders, notice by the stockholder to be timely must be so delivered, or mailed and received, no later than the close of business on the tenth (10th) day following the day on which the date of such meeting has been first publicly disclosed. A stockholder's notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (c) the class and number of shares of the Company which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business.

By Order of the Board of Directors
Gregory A. Ostendorf, Secretary
April 30, 2002

        THE COMPANY WILL FURNISH WITHOUT CHARGE ADDITIONAL COPIES OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 TO INTERESTED SECURITY HOLDERS ON REQUEST. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBITS DESCRIBED IN THE LIST ACCOMPANYING SUCH REPORT UPON PAYMENT OF REASONABLE FEES RELATING TO THE COMPANY'S FURNISHING SUCH EXHIBITS. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE SECRETARY AT THE COMPANY'S ADDRESS PREVIOUSLY SET FORTH.

EXHIBIT A

BRAUN CONSULTING, INC.
2002 EMPLOYEE LONG TERM STOCK INVESTMENT PLAN

        1.    Purpose.    The Braun Consulting, Inc. 2002 Employee Long Term Stock Investment Plan (the "Plan") is to benefit Braun Consulting, Inc. (the "Company") and its subsidiary corporations through the maintenance and development of its management by offering certain employees of the Company and its subsidiaries (the "Participants" and/or the "Optionees") an opportunity to become owners of the Common Stock, $0.001 par value per share, of the Company and is intended to advance the best interests of the Company by providing such persons with additional incentive by increasing their proprietary interest in the success of the Company and its subsidiary corporations.

        2.    Administration.    The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company or by another committee designated to act by the Board of Directors (the "Committee"), which Committee, to the extent required by law, shall consist of two (2) or more non-employee directors, each of whom shall be an "outside director" as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), to the extent then required. Meetings shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. In addition, the Committee may take any action otherwise proper under the Plan by the unanimous written consent of its members. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including but not limited to the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct. All questions of interpretation and application of the Plan, or of options granted hereunder (the "Options"), shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee.

        3.    Options.    The stock subject to the Options and other provisions of the Plan shall be shares of the Company's Common Stock, no par value (the "Stock"). The total amount of the Stock with respect to which Options may be granted under this Plan shall not exceed 700,000 shares; provided, that the class and aggregate number of shares of Stock which may be subject to Options granted hereunder may be subject to adjustment in accordance with the provisions of Paragraph 16 hereof. Such shares of Stock may be treasury shares or authorized but unissued shares of Stock. In the event that any outstanding Option for any reason shall expire or is terminated or cancelled, the shares of Stock allocable to the unexercised portion of such Option may again be subject to an Option under the Plan.

        4.    Authority to Grant Options.    The Committee may grant from time to time to such eligible individuals as set forth in Paragraph 5 an Option or Options to buy a stated number of shares of Stock under the terms and conditions of the Plan and the stock option agreement. Options granted under the Plan may, in the discretion of the Committee, be either incentive stock options as defined in Section 422 of the Code, or non-qualified stock options. Each stock option agreement shall specifically state, for each Option granted thereunder, whether the Option is an incentive stock option or a non-qualified stock option, but any Option not designated by the Committee as an incentive stock option shall be a non-qualified stock option. In no event, however, shall both an incentive stock option and a non-qualified stock option be granted together under the Plan in such a manner that the exercise of one Option affects the rights to exercise the other. No Options shall be granted under the Plan subsequent to April 23, 2010. Except as provided in Paragraph 6, all provisions of the Plan relating to options apply to both incentive and non-qualified options. The only Options under the Plan which may be granted are those which either (i) are granted after adoption of the Plan and are conditioned upon approval of the Plan by the stockholders of the Company within twelve months of such adoption or (ii) are granted after both adoption of the Plan and approval thereof by the stockholders of the Company within twelve (12) months after the date of such adoption, all as provided in Paragraph 20 hereof. The maximum number of shares for which Options under this Plan can be granted to any one Participant in any given calendar year is 200,000; provided, that the class and the aforesaid maximum number of shares may be subject to adjustment in accordance with the provisions of Paragraph 16 hereof.

        5.    Eligibility for Stock Options.    The individuals who shall be eligible to receive Options under the Plan shall be all employees of the Company and any subsidiary corporation (including subsidiaries that become such after adoption of the Plan), and any person who is a party to a written consulting agreement with the Company or any of its subsidiary corporations, as determined by the Committee (collectively, the "Participants" and/or Optionees"). For all purposes of the Plan, the term "subsidiary corporation" shall mean any corporation of which the Company is the "parent corporation" as that term is defined in Section 424(e) of the Code.

        6.    Provisions Applicable to Incentive Stock Options.    The following provisions shall apply only to incentive stock options granted under the Plan:

          (a)  No incentive stock option shall be granted to any employee who, at the time such Option is granted, owns, within the meaning of Section 422 of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of Stock of the Company or any of its subsidiaries, except that such an Option may be granted to such an employee if at the time the Option is granted the option price is at least one hundred ten percent (110%) of the fair market value of the Stock (determined in accordance with Paragraph 7) subject to the Option, and the Option by its terms is not exercisable after the expiration of five years from the date the Option is granted;

          (b)  To the extent that the aggregate fair market value of stock with respect to which incentive stock options (without regard to this subparagraph) are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its subsidiaries) exceeds $100,000.00, such Options shall be treated as Options that are not incentive stock options. This subparagraph shall be applied by taking Options into account in the order in which they were granted. If some but not all Options granted on any one day are subject to this subparagraph, then such Options shall be apportioned between incentive stock option and non-qualified stock option treatment in such manner as the Committee shall determine. For purposes of this subparagraph, the fair market value of any Stock shall be determined, in accordance with Paragraph 7, as of the date the Option with respect to such Stock is granted.

          (c)  Only employees of the Company and its subsidiary corporations shall be eligible to receive incentive stock options.

        7.    Option Price; Fair Market Value.    The price at which shares of Stock may be purchased pursuant to an Option shall be not less than the fair market value of the shares of Stock on the date the Option is granted, and the Committee in its discretion may provide that the price at which shares may be so purchased shall be more than such fair market value. For all purposes of this Plan, the "fair market value" of the Stock shall be (a) if the Stock is not publicly traded, the price as established by the Board of Directors and/or the Committee; and (b) if the Stock is publicly traded, the mean of the highest and lowest selling prices of the Stock as reported in The Wall Street Journal for the last trading day before the date as of which such fair market value is to be determined.

        8.    Duration of Options.    No Option shall be exercisable after the expiration of fifty-four (54) months from the date such Option is granted. An Option shall expire immediately following the last day on which such Option is exercisable pursuant to this Paragraph 8 or any decision of the Committee made pursuant to Paragraph 9.

        9.    Amount Exercisable.    The Committee in its discretion may provide that an Option shall be exercisable throughout the term of the Option or during any lesser period of time commencing on the date of grant of the Option and ending upon or before the expiration of the term. Each Option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the Option may be exercised at a particular time and to such other conditions as the Committee in its discretion may specify upon granting the Option.

        10.    Exercise of Options.    Options shall be exercised by the delivery of written notice to the Company setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with cash, wire transfer, certified check, bank draft or postal or express money order payable to the order of the Company (the "Acceptable Funds") for an amount equal to the Option price of such shares of Stock, or with the prior written consent of the Committee, by exchanging shares of Stock owned by the Optionee, so long as the exchanged shares of Stock plus Acceptable Funds paid, if any, have a total fair market value (determined in accordance with Paragraph 7, as of the date of exercise) equal to the purchase prices for such shares to be acquired upon exercise of said Option, and specifying the address to which the certificates for such shares are to be mailed. Whenever an Option is exercised by exchanging shares of Stock theretofore owned by the Optionee: (1) no shares of Stock received upon exercise of that Option thereafter may be exchanged to pay the Option price for additional shares of Stock within the following six months; and (2) the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing a number of shares of Stock legally and beneficially owned by such Optionee, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by such certificates, with signature guaranteed, if required by the Company, by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange. Such notice may be delivered in person to the Secretary of the Company, or may be sent by mail to the Secretary of the Company, in which case delivery shall be deemed made on the date such notice is received. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the Optionee certificates for the number of shares with respect to which such Option has been so exercised, issued in the Optionee's name; provided, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Optionee, at the address specified pursuant to this Paragraph 10. The delivery of certificates upon the exercise of Options may, in the discretion of the Committee, be subject to any reasonable conditions, including, but not limited to (a) payment to the Company by the person exercising such Option of the amount, determined by the Company, of any tax liability of the Company (including but not limited to federal and state income and employment taxes required to be withheld) resulting from such exercise, or from a sale or other disposition of the stock issued upon exercise of such Option (or a stock option granted under another plan of the Company), if such sale or other disposition might be a "disqualifying disposition" described in Section 422 (a) of the Code and (b) agreement by the person exercising such Option to provide the Company with such information as the Company might reasonably request pertaining to such exercise, sale or other disposition.

        11.    Transferability of Options.    Options shall not be transferable by the Optionee other than by will or under the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. The Committee may grant Options that are transferable without payment of consideration, to immediate family members of the Optionee or to trusts or partnerships for such family members.

        12.    Termination of Employment of Optionee.

          (a)  Except as may be otherwise expressly provided herein, Options shall terminate on such date as shall be selected by the Committee in its discretion and specified in the option agreement. If an Optionee is an employee of the Company or of a subsidiary corporation at the time an Option is granted, and, before the date of expiration of the Option, an employment relationship with either the Company or a subsidiary is severed, for any reason (except as otherwise provided for herein), the Option shall terminate immediately upon severance of the employment relationship. The Committee shall determine whether authorized leave of absence, or absence on military or government service, shall constitute severance of an employment relationship with the Company or a subsidiary corporation and the Optionee, at the time thereof. The Committee shall be permitted, in its discretion, to grant to any employee an Option which is an incentive stock option or a non-qualified stock option with a provision that the Option shall continue in full force and effect as a non-qualified stock option with no modification of the option price, if the person's status with the Company or its subsidiary changes, but such person continues as a director or consultant of the Company.

          (b)  In the event of the Optionee's death or Permanent Disability, the Option shall remain exercisable by the Optionee to the extent then exercisable for a period of one (1) year from the date of the Optionee's death or disability. For all purposes of the Plan, the term "Permanent Disability" shall mean that the Optionee for a period of not less than ninety (90) consecutive days (a) is unable to perform the important duties of his/her own occupation on a full-time or part-time basis because of injury or sickness; (b) does not work at all; and (c) is under a Doctor's Care. For purposes of this definition, "Doctor's Care" means the regular and personal care of a doctor or physician (licensed to practice the healing arts and practicing within the scope of his or her license) that, under prevailing medical standards, is appropriate for the condition causing the disability.

        13.    Requirements of Law.    The Company shall not be required to sell or issue any shares under any Option if the issuance of such shares shall constitute a violation by the Optionee or the Company of any provisions of any law or regulation of any governmental authority.

        14.    No Right as Stockholder.    No Optionee shall have rights as a stockholder with respect to shares covered by any Option until the date of issuance of a stock certificate for such shares; and, except as otherwise provided in Paragraph 16 hereof, no adjustment for dividends, or otherwise, shall be made if the record date thereof is prior to the date of issuance of such certificate.

        15.    No Employment or Nomination Obligation.    The granting of any Option shall not impose upon the Company or any subsidiary any obligation to employ or continue to employ any Optionee or to nominate or continue to nominate an Optionee for election as a director; and the right of the Company or any subsidiary to terminate the employment of any employee shall not be diminished or affected by reason of the fact that an Option has been granted to the employee.

        16.    Change in the Company's Capital Structure.

          (a)  The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          (b)  In any event of any change in the outstanding Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Committee shall appropriately adjust the number of shares of Stock which may be issued under the Plan, the number of shares of Stock subject to Options theretofore granted under the Plan, the option price of Options theretofore granted under the Plan, and any and all other matters deemed appropriate by the Committee.

        17.    Termination and Amendment of the Plan.

          (a)  The Board of Directors and/or the Committee may, without further action by the stockholders and without receiving further consideration from the participants, amend this Plan, or condition or modify awards under this Plan, in response to changes in securities or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or to comply with stock exchange rules or requirements.

          (b)  The Board of Directors and/or Committee may at any time and from time to time terminate or modify or amend the Plan in any respect, except that without stockholder approval the Board and/or the Committee may not (i) increase the maximum number of shares of Stock which may be issued under the Plan, other than increases pursuant to Paragraph 16(b), (ii) extend the term of the Plan, or (iii) reduce the exercise price of any outstanding Option or cancel any outstanding Option in exchange for issuance of a replacement Option having a lower exercise price. The termination or any modification or amendment of the Plan, except as provided in Subparagraph (a), shall not without the consent of a Participant, affect his or her rights under an award previously granted to such Participant.

        18.    Written Agreement.    Each Option granted hereunder shall be embodied in a written agreement, which shall be subject to the terms and conditions prescribed above and shall be signed by the Participant and by the Chairman of the Board, the Vice Chairman, the President or any Vice President of the Company for and in the name and on behalf of the Company. Such an Option shall contain such other provisions, as the Committee in its discretion shall deem advisable.

        19.    Indemnification of Committee.    The Company shall indemnify each present and future member of the Committee against, and each member of the Committee shall be entitled without further act on his part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his being or having been a member of the Committee, whether or not he continues to be such member of the Committee at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee (a) in respect of matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as such member of the Committee, or (b) in respect of any matter in which any settlement is effected, to an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further, that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee unless, within sixty (60) days after institution of any such action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee and shall be in addition to all other rights to which such member of the Committee may be entitled as a matter of law, contract, or otherwise.

        20.    Adoption, Approval and Effective Date of Plan.    The Plan shall be considered adopted and shall become effective on the date the Plan is approved by the Board of Directors of the Company; provided, however, that the Plan and any grants of Options thereunder, shall be void, if the stockholders of the Company shall not have approved adoption of the Plan within twelve (12) months after such effective date.

        21.    Governing Law.    This Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Illinois, without reference to principles of conflict of laws, and shall be construed accordingly.

PROXY

COMMON STOCK

BRAUN CONSULTING, INC.
20 W. Kinzie Street, Suite 1600
Chicago, Illinois 60610

This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned stockholder of Braun Consulting, Inc. (the "Company") hereby appoints Steven J. Braun and Gregory A. Ostendorf, or any of them, with full power to act alone, the true and lawful attorneys-in-fact of the undersigned, with full power of substitution and revocation, and hereby authorizes him or them to represent and to vote, as designated below, in respect of the undersigned's shares of Common Stock of the Company at the Annual Meeting of Stockholders to be held at 20 W. Kinzie Street, Floor 17, Chicago, Illinois 60610, at 8:30 a.m., Central time, on Wednesday, June 12, 2002, and at any or all adjournments thereof, the number of shares the undersigned would be entitled to vote if personally present.

PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

(Continued and to be signed on reverse side.)

FOLD AND DETACH HERE

BRAUN CONSULTING, INC.

PLEASE MARK VOTE IN THE FOLLOWING MANNER USING DARK INK ONLY ☒.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES SET FORTH BELOW AND "FOR" EACH OF THE FOLLOWING PROPOSALS:

1.    ELECTION OF DIRECTORS Nominees: Steven J. Braun and William H. Inmon
 (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the following space.)

	FOR all nominees (except as marked to the contrary above) ☐		WITHHOLD authority to vote for all nominees ☐
2.	PROPOSAL TO APPROVE THE BRAUN CONSULTING, INC. 2002 EMPLOYEE LONG TERM STOCK INVESTMENT PLAN:
	FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	PROPOSAL TO APPROVE THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002:
	FOR ☐	AGAINST ☐	ABSTAIN ☐

This Proxy, when properly executed, will be voted as directed, but if no instructions are specified, this Proxy will be voted for the director nominees set forth above and for each of the proposals set forth above. If any other business is presented at the Annual Meeting, this Proxy will be voted by those named in this Proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. All prior proxies are hereby revoked.

Dated:	, 2002
Signature
Signature if held jointly

Please sign exactly as your name appears above. If shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

FOLD AND DETACH HERE
YOUR VOTE IS IMPORTANT!
PLEASE VOTE, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

QuickLinks

PROXY STATEMENT
COMMON STOCK OUTSTANDING AND PRINCIPAL HOLDERS THEREOF
  Section 16(a) Beneficial Ownership Reporting Compliance
PROPOSAL NO. 1—ELECTION OF DIRECTORS
  Meetings and Committees of the Board of Directors
  Executive Officers
  Certain Relationships and Related Transactions
  Audit Committee Report
  Compensation Committee Report
  Compensation Committee Interlocks and Insider Participation
  Executive Compensation
  Performance Graph
  Employment Agreements
PROPOSAL NO. 2—APPROVAL OF THE BRAUN CONSULTING, INC. 2002 EMPLOYEE LONG TERM STOCK INVESTMENT PLAN
  Plan Description
  Plan Benefits
  Federal Income Tax Consequences
  Equity Compensation Plan Disclosures
PROPOSAL NO. 3—APPROVAL OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
  Relationship with Independent Auditors
  Audit Fees
  Financial Information Systems Design and Implementation Fees
  All Other Fees
PROPOSALS, NOMINATIONS AND OTHER BUSINESS FOR NEXT ANNUAL MEETING
EXHIBIT A BRAUN CONSULTING, INC. 2002 EMPLOYEE LONG TERM STOCK INVESTMENT PLAN